Exhibit 99.1
YARDVILLE NATIONAL BANCORP
Press Release

FOR IMMEDIATE RELEASE
For further information, contact:	Daniel J. O'Donnell, Chief Legal Officer
(609) 631-6157 or odonnelld@ynb.com
Patrick M. Ryan, CEO
(609) 631-6177
or consult Investor Relations on YNB’s website: www.ynb.com

YNB REPORTS CONCLUSION OF INVESTIGATION

Hamilton, N.J.- May 7, 2007 - Yardville National Bancorp (NASDAQ:YANB) (“YNB” or the “company”) announced the conclusion of an investigation of an allegation regarding improper disclosure of company information and reported that independent outside counsel retained by YNB to conduct the investigation determined that there was not sufficient credible evidence under the circumstances to conclude that it is reasonably likely that a material violation of law or a material breach of fiduciary duty had occurred.

YNB’s Chief Legal Officer, Daniel J. O’Donnell, commenced the investigation following his receipt of an allegation from a YNB shareholder that one or more members of the company’s board of directors had improperly disclosed material, nonpublic information to at least one other YNB shareholder. After Mr. O’Donnell’s preliminary inquiry into the matter, the allegation was referred to the company’s audit committee.  The audit committee thereafter retained Bingham McCutchen LLP to serve as independent outside counsel and further investigate the allegation.

The independent outside counsel conducted an extensive review of the matter, including interviewing the YNB shareholder who had made the allegation, the YNB shareholder who allegedly received the company information and members of the company’s board of directors. Upon completing its investigation, the independent outside counsel reported its determination to YNB’s audit committee. The audit committee accepted the report of the independent outside counsel and determined that no further investigation was warranted at this time. The audit committee subsequently made its report on the matter to YNB’s board of directors.

Note regarding forward-looking statements
This press release and other statements made from time to time by our management contain express and implied statements relating to our future financial condition, results of operations, plans, objectives, performance, and business, which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These may include statements that relate to, among other things, profitability, liquidity, adequacy of the allowance for loan losses, plans for growth, interest rate sensitivity, market risk, regulatory compliance, and financial and other goals.  Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. Actual results may differ materially from those expected or implied as a result of certain risks and uncertainties, including, but not limited to: adverse changes in our loan quality and the resulting credit risk-related losses and expenses; levels of our loan origination volume; the results of our efforts to implement our retail strategy and attract core deposits; compliance with laws and regulatory requirements, including our formal agreement with the Office of the Comptroller of the Currency, and compliance with NASDAQ standards; interest rate changes and other economic conditions; proxy contests and litigation; continued relationships with major customers; competition in product offerings and product pricing; adverse changes in the economy that could increase credit-related losses and expenses; adverse changes in the market price of our common stock; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, as well as other risks and uncertainties detailed from time to time in statements made by our management. The Company assumes no obligation to update or supplement forward-looking statements except as may be required by applicable law or regulation.